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                                 Exhibit 32 (i)

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                    SECTION 906 OF THE SARBANES-OXLEY ACT OF

         I, Randy S. Selman, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Visual Data Corporation on Form 10-KSB for the fiscal year ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Visual Data Corporation.

December 17, 2003

                                             By:/s/ Randy S. Selman
                                             Name: Randy S. Selman
                                             Title: Chief Executive Officer